UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2020

Unit Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-9260	73-1283193
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8200 South Unit Drive,	Tulsa,	Oklahoma	74132	US
(Address of principal executive offices)			(Zip Code)	(Country)

Registrant’s telephone number, including area code: (918) 493-7700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	UNT	NYSE

Item 1.01 Entry Into Material Definitive Agreement.

On March 11, 2020, Unit Corporation (the “Company”) and certain of its subsidiaries (the Company and such subsidiaries, collectively, the “Borrowers”) entered into a Standstill and Amendment Agreement in respect of that certain Senior Credit Agreement, dated as of September 13, 2011 (as amended, supplemented or otherwise modified, the “Credit Agreement”) with the lenders party thereto (collectively, the “Lenders”) and BOKF, NA dba Bank of Oklahoma, as administrative agent for the Lenders (the “Administrative Agent”), as amended by a First Amendment to Standstill and Amendment Agreement dated April 15, 2020, a Second Amendment to Standstill and Amendment Agreement dated April 17, 2020 and a Third Amendment to Standstill and Amendment Agreement dated May 4, 2020, by and among the Borrowers and the Administrative Agent on behalf of the Lenders (as so amended, the “Standstill Agreement”).

On May 15, 2020, the Borrowers entered into a Fourth Amendment to Standstill and Amendment Agreement (the “Fourth Amendment”) with the Administrative Agent under which the parties agreed to extend the Standstill Period under the Standstill Agreement until the earlier of: (i) the receipt by any Credit Party from the Administrative Agent of notice of the occurrence of any Termination Event and (ii) 3:00 p.m. Central time on May 18, 2020. “Termination Event” is defined in the Standstill Agreement to include the occurrence of any one or more of the following: (i) any representation or warranty made or deemed to have been made by any Credit Party under the Standstill Agreement being false, misleading or erroneous in any material respect when made or deemed to have been made, (ii) any Credit Party failing to perform, observe or comply with any covenant, agreement or term contained in the Standstill Agreement or (iii) any Default which is not cured within five (5) business days or Event of Default occurring under the Credit Agreement or any of the other Loan Documents.

The foregoing description of the Fourth Amendment and the Standstill Agreement does not purport to be complete and is subject to, and qualified by reference to, the Fourth Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference; the Third Amendment, which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on May 5, 2020 and is incorporated herein by reference; the Second Amendment, which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on April 22, 2020 and is incorporated herein by reference; the First Amendment, which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on April 16, 2020 and is incorporated herein by reference; and the Standstill Agreement, which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on March 16, 2020 and is incorporated herein by reference. Capitalized terms used but not defined herein have the meanings given to them in the Fourth Amendment, Standstill Agreement or the Credit Agreement, as applicable.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 15, 2020, the compensation committee of the board of directors of the Company adopted an amendment (each, an “Amendment”) to (i) the Separation Benefit Plan of Unit Corporation and Participating Subsidiaries (the “Separation Benefit Plan”) and (ii) the Special Separation Benefit Plan of Unit Corporation and Participating Subsidiaries (the “Special Separation Benefit Plan” and, collectively with the Separation Benefit Plan, the “Separation Plans”). Each Amendment eliminates a provision in the applicable Separation Plan that provided for accelerated vesting in the event of a change in control of the Company.

The foregoing description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the Amendments, copies of which are filed as Exhibits 10.2 and 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01  Other Events.

On May 15, 2020, the Company elected to utilize a 30-day grace period with respect to, and not to make, the approximate $21.5 million semi-annual interest payment that was due on May 15, 2020 (the “Interest Payment Date”) under the Company’s outstanding 6.625% Senior Subordinated Notes Due 2021 (the “Subordinated Notes”). Under the indenture dated as of May 18, 2011, as supplemented by the First Supplemental Indenture dated as of May 18, 2011 and the Second Supplemental Indenture dated as of January 7, 2013 (collectively, the “Indenture”), by and among the Company, the subsidiary guarantors parties thereto and Wilmington Trust National Association (as successor to Wilmington Trust FSB), as trustee, which governs the Subordinated Notes, the Company has a 30-day grace period after the Interest Payment Date before an event of default would occur on June 14, 2020. The occurrence of an event of default under the Indenture would give the trustee or the holders of at least 25% of principal amount of the outstanding Subordinated Notes the option to declare all of the Subordinated Notes due and payable immediately upon such event of default. Failure to make the interest payments on the Subordinated Notes when due at the end of the 30-day grace period would also constitute an event of default under the Credit Agreement. The occurrence of an event of default under the Credit Agreement would allow the Lenders having at least two-thirds of the total commitment under the Credit Agreement (or the Administrative Agent, with the consent of such lenders) to declare the Company’s obligations under the Credit Agreement immediately due and payable and to exercise the Lenders’ other rights under the Credit Agreement.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act. All statements, other than statements of historical facts, included in this release that address activities, events, or developments that the Company expects, believes, or anticipates will or may occur are forward-looking statements. Several risks and uncertainties could cause our actual results to differ materially from these statements, including the impact of the COVID-19, changes in commodity prices, the productive capabilities of the Company’s wells, future demand for oil and natural gas, future drilling rig utilization and dayrates, the projected rate of the Company’s oil and natural gas production, the amount available to the Company for borrowings, its anticipated borrowing needs under its credit agreements, the ability to make interest payments on the Subordinated Notes, the number of wells to be drilled by the Company’s oil and natural gas segment, the potential productive capability of its prospective plays, and other factors described in the Company’s publicly available SEC reports. The Company assumes no obligation to update publicly such forward-looking statements, whether because of new information, future events, or otherwise.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1
Fourth Amendment to Standstill and Amendment Agreement, dated as of May 15, 2020, by and among Unit Corporation, Unit Drilling Company, Unit Petroleum Company, and BOKF, NA dba Bank of Oklahoma, as administrative agent on behalf of the lenders.

10.2	First Amendment to the Separation Benefit Plan of Unit Corporation and Participating Subsidiaries

10.3	First Amendment to the Special Separation Benefit Plan of Unit Corporation and Participating Subsidiaries

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unit Corporation

Date: May 21, 2020	By:	/s/ Mark E. Schell
Mark E. Schell Senior Vice President, Secretary & General Counsel

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